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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the inclusion in this Registration Statement on Form SB-2 of our report dated March 25, 1996, on our audit of the consolidated financial statements of Technology Flavors & Fragrances, Inc. as of and for the year ended December 31, 1995. We also consent to the reference to our firm under the caption "Experts."

                                                    COOPERS & LYBRAND L.L.P.

New York, New York
Janaury 22, 1998